Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Accrued Expenses and Other Liabilities
Payroll payable	$ 56,667	¥ 389,615	¥ 61,153
Accrued expenses	199,474	1,371,483	192,034
VAT and other tax payable	63,486	436,495	104,197
Others	4,085	28,074	3,009
Total	$ 323,712	¥ 2,225,667	¥ 360,393